Exhibit 99.2
 *  October 2012   NASDAQ: DSCO  SURFAXIN® & AFECTAIR® US Commercialization Update

 *  Forward Looking Statement  To the extent that statements in this presentation are not strictly historical, including statements about the Company's business strategy, outlook, objectives, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company's product development, or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this presentation are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. These risks are further described in the Company's periodic filings with the Securities and Exchange Commission (SEC), including the most recent reports on Form 10-K, 8-K and 10-Q, and any amendments thereto ("Company Filings").This presentation under no circumstances shall be construed as an offer to sell or as a solicitation of an offer to buy any of the Company's securities.   In addition, the information presented in this deck is qualified in its entirety by the Company Filings. The reader is encouraged to refer to the Company Filings, including the Form 8-K that includes this presentation deck (referred to herein as "Related Form 8-K"), for a fuller discussion of the matters presented here.

# Teleconference Overview

- Introduction – Significant opportunity in Neonatal Critical Care
- US Neonatology Market Preparation
- SURFAXIN® US Product Launch
- AFECTAIR® US Product Launch
- AEROSURF® Update
- Financial / Strategic Considerations
- Q&A

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 *  DSCO: Improving The Standard of Respiratory Critical Care  KL4 surfactant technology – a synthetic, peptide-containing surfactant that is structurally similar to human pulmonary surfactant  Aerosolized drug delivery technologies to improve delivery of therapies to critical care patients   A specialty biotechnology company focused on creating life-saving solutions for critical care patients with respiratory disease and improving the standard of care for pulmonary medicine.

 *  Initial Focus: Respiratory Distress Syndrome (RDS) in Premature Infants  KL4 surfactant portfolio has the potential to greatly improve the management of RDS and, over time, expand the current RDS estimated worldwide annual market of $200 million to a $1 billion market opportunity  Estimates based on data derived from the following sources, among others: IMS MIDAS data (MAT Sept 2008); CDC National Vital Statistics, 2005, Births by birth weight (CDC Website); "Annual Summary of Vital Statistics: 2006", Pediatrics, Martin et al.; Vermont Oxford Network (VON) data, 2006; UNICEF data, 2005 (website); Discovery Labs' primary market research (2010).  Significant unmet need – affects one out of four premature babies, RDS is the most prevalent respiratory problem in the NICULeading cause of death among preterm infants; may result in long-term complicationsRDS mortality and morbidity rates have not meaningfully improved in the last decade

 *  DSCO Near-term Priorities  SURFAXIN® is the first FDA approved (March 2012) synthetic, peptide-containing surfactant for use in RDS and the only alternative to animal-derived surfactants in the U.S. AFECTAIR® was cleared for marketing in the U.S. by the FDA in Feb. 20121. Launch SURFAXIN and AFECTAIR neonatal device in the U.S. through our commercial and medical affairs organizations specializing in neonatal respiratory critical care – beginning in Q4 20122. AEROSURF® is being developed to deliver aerosolized KL4 surfactant without the need for intubation – phase 2 clinical trials are anticipated to begin in 2H 20133. Establish strategic alliance to develop and commercialize our RDS portfolio for markets outside the U.S. (target Q1 2013)

Priority 1 – Preparing the Market for SURFAXIN® and AFECTAIR®

- Commercial and medical affairs field teams in place
  - Extensive experience in respiratory critical care / hospital setting, including pharmaceuticals and medical devices
  - First National Meeting Held in October
- Short term goals:
  - National account agreements in place
  - SURFAXIN formulary meetings in ~200 out of 300 target accounts
  - Commitment for **SURFAXIN®** purchase in 100 target accounts
  - Commitment for **AFECTAIR®** user experience program in at least 200 target accounts
- Adjusting timeline for **SURFAXIN** product availability to early Q2 2013
- On track for **AFECTAIR** product availability in 4Q12 – anticipate stocking in December

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Priority 1 – Cont'd SURFAXIN® Product Availability

Technical team leadership has been focused on business supply continuity

- **Manufacturing**: Discovery Labs has been manufacturing at a commercial scale for several years.
- **Supply Chain**: Warehouse & specialty distributor agreements are in place
- **Quality control:** Infrastructure has been enhanced with the hiring of highly-qualified scientific, technical and analytic personnel and systems implementation
- **Recent Developments:**
  - An analytical chemistry methods requires improvement and an update to product specifications will be necessary
  - Discovery Labs has proactively communicated its findings to the FDA
  - Initiated plan to improve and validate the analytical method
  - Plans to submit updated product specifications to FDA
  - SURFAXIN drug product is expected to be available early in the second quarter of 2013.

Refer to Related Form 8-K for a discussion of the risks and uncertainties related to the matters on this slide

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 *  Preparing the Market for SURFAXIN®  Neonatologists (A)(n=105)  Pharmacy Directors (B)(n=51)  Data on file, Discovery Laboratories, Inc. 2012* Baseline assessment prior to customer interaction with DSCO field team  Very/ Likely to Advocate Surfaxin  Recent Market Survey: High Interest in SURFAXIN® Favorable Baseline Assessment of Interest and Likelihood to Advocate for SURFAXIN on NICU Formulary*

 *  SURFAXIN® NICU Market Economics & Pricing  Uncomplicated U.S. reimbursement under DRGFederal Supply Schedule (FSS) agreement submitted – limited impact on businessUse of pharmacoeconomic data is expected to redefine the value proposition for surfactant replacement therapySURFAXIN® reintubation data analysis is a potential key driver for formularySURFAXIN PricingWholesale Acquisition Cost (WAC) = $860.00 for 8.5 ml vialGPO contract price will be set at modest premium to Curosurf® 3ml vial

 *  SURFAXIN® Commercial Strategy & Revenue Potential  Launched U.S. FieldTeam---Extensive Respiratory and Neonatal Experience  1st Full Year Revenues $8M - $10M  Growth Phase: Significant Adoption in US Neonatal Centers---Compelling HECON Data  Full Year 4 Revenues $40M - $50M  Goal: U.S. Standard of Care and Market Leader w/ 65% + Share  Full Year 7 Revenues $100M +  Drive Formulary Acceptance/Product Introduction  Refer to Related Form 8-K for a discussion of the assumptions and related risks related to the projections reflected on this slide  Use clinical and pharmacoeconomic data to redefine the value of surfactant therapy

 *  AFECTAIR® US Commercial Launch on Track   AFECTAIR® strategy: create a new market based on unmet need associated with challenges of aerosol delivery todayLaunching initial device for use in infants requiring ventilatory support in the NICU/PICUApproximately 355K NICU/PICU eligible patients in US each yearDue to inefficiency of current technologies, less than 40% of eligible NICU patients receive aerosolized Rx today – potential growth opportunityAerosolized mediations are routinely administered to PICU patients – potential opportunity to improve standard of care  Discovery Labs primary market research; data on file 2012

 *  AFECTAIR® US Commercial Launch on Track  Key launch tactic: user experience programFinal pricing to be determined through feedback from user experience program Expect to stock warehouse with AFECTAIR® commercial product in December 2012Management believes revenue potential for the initial device is approximately $10M in U.S. with comparably-sized revenue potential in international markets; 2013 guidance approximately $500k - $1M   Refer to Related Form 8-K for a discussion of the assumptions and related risks related to the projections reflected on this slide; Discovery Labs primary market research; data on file 2012

 *  Infants at high risk receive animal-derived surfactant and invasive mechanical ventilation as first or second line therapy  Infants with moderate risk receive nCPAP as first line therapy (no surfactant)Approximately 30% to 40% failure rate  RDS: Significant patient population underserved by undifferentiated animal-derived surfactants  RDS population estimates based on data derived from the following sources: IMS MIDAS data (MAT Sept 2008); CDC National Vital Statistics, 2005, Births by birth weight (CDC Website); "Annual Summary of Vital Statistics: 2006", Pediatrics, Martin et al.

Priority 2: Initiate **AEROSURF**® P2 Clinical Program

- **AEROSURF**® Architecture & Key initiatives:




Drug pumped
through
capillary
Capillary
Aerosol
Energy
input


Inspiratory
Port
Expiratory
Port
Aerosol flow path

- Lyophilized KL_4 Surfactant: process tech transfer to CMO underway; Target to complete commercial scale process validation by mid-2013
- Capillary Aerosol Generator: Contracted with 3rd party expert team; targeting delivery of 'clinic-ready' devices mid-2013
- KOL /Scientific Advisory Board
- Initiation of **AEROSURF** P2 clinical trial on track for 2H13

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Priority 3: International Strategic Partnership for RDS

- Desirable Partner Characteristics:
  - Invests in innovative, specialty opportunities, i.e. – pediatric respiratory critical care
  - Has strong hospital commercial presence – focus on EU and potentially other major markets
  - Financial strength
  - Views our product(s) as important part of its portfolio – **AEROSURF®** is deal anchor
- Alliance – development / commercial
  - Exclusive license / fees & milestones/ R&D collaboration/ commercial share via royalties and milestones
  - Potential to expand alliance with future innovation
- In active discussion with multiple parties
  - Company believes it remains on track to potentially complete a transaction in 1Q13, although there can be no assurances

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*  KL4 Surfactant Portfolio: Potential to Transform RDS  Synthetic KL4 Surfactant  Lyophilized KL4 Surfactant  Potential to improve safety, simplify drug administration, optimize handling & shelf-life  Preparing for phase 3 program  Goal: Global line extension of SURFAXINPotential Revenues: $250M  Aerosolized KL4 Surfactant  Estimates based on data derived from the following sources, among others: IMS MIDAS data (MAT Sept 2008); CDC National Vital Statistics, 2005, Births by birth weight (CDC Website); "Annual Summary of Vital Statistics: 2006", Pediatrics, Martin et al.; Vermont Oxford Network (VON) data, 2006; UNICEF data, 2005 (website); Discovery Labs' primary market research (2010).

 *  Q&A